EXHIBIT 32

            CERTIFICATION PURSUANT TO 18 U.S.C. SS.1350, AS ADOPTED
            -------------------------------------------------------
            PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
            ---------------------------------------------------------


         In connection with the Quarterly Report of Biotel Inc. (the "Company") on Form 10-QSB for the period ended March 31, 2007, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), the undersigned, in the capacities listed below, hereby certifies, pursuant to 18U.S.C. ss.1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that: (i) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and (ii) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


                                            BIOTEL INC.

Date: May 14, 2007                          By: /s/ B. Steven Springrose
                                                --------------------------------
                                                B. Steven Springrose
                                                Chief Executive Officer
                                                and President
                                                (principal executive officer)


Date: May 14, 2007                          By: /s/ Judy E. Naus
                                                --------------------------------
                                                Judy E. Naus
                                                Chief Financial Officer
                                                (principal financial officer)



         A signed original of this written statement required by Section 906 has been provided to Biotel Inc. and will be retained by Biotel Inc. and furnished to the Securities and Exchange Commission or its staff upon request.